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                                                                  Exhibit 23.3



                                    CONSENT



     I, Sir John Browne, hereby consent to be named as a director of The Goldman Sachs Group, Inc., a Delaware corporation (the "Company"), in this registration statement on Form S-1 of the Company (including any and all amendments or supplements thereto).


Dated:   21 April, 1999


                                             /s/ Sir John Browne
                                             ---------------------------
                                             Sir John Browne